Exhibit 99.1

NEWS RELEASE January 28, 2026

Tetra Tech Reports Strong First Quarter 2026 Results and

Raises Fiscal Year 2026 Guidance

•	Revenue $1.21 billion; Net Revenue $1.04 billion
•	Net Revenue up 8% excluding USAID/DOS and Q1-25 Hurricanes
•	Operating Income $141 million; Adjusted EBITDA $147 million
•	EPS $0.40; Adjusted EPS $0.35
•	Raising FY26 Net Revenue and EPS guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for the first quarter ended December 28, 2025.

Revenue and revenue, net of subcontractor costs (net revenue)1, in the first quarter totaled $1.21 billion and $1.04 billion, respectively. Operating income was $141 million and adjusted EBITDA1 was $147 million; adjusted EBITDA margin up 140 basis points year-over-year. EPS was $0.40 and adjusted EPS1 was $0.35. Backlog was $3.95 billion at the end of the first quarter. Cash from operations was $72 million in the first quarter and $517 million over the trailing 12 months.

Q1 FY26 Highlights (Excluding USAID / DOS)

•	Adjusted EBITDA margin improved 80 basis points year-over-year

•	EPS up 17% year-over-year

•	DSO improved to 51 days

•	Halvik acquisition expands high-end data analytics and resilient infrastructure optimization

•	Providence acquisition further advances front-end program advisory services

•	$151 billion ten-year multiple award contract for the U.S. Missile Defense Agency SHIELD program

•	$500 million multiple-award contract for environmental services for USACE Baltimore District

•	A$88 million single-award contract for coastal infrastructure planning services for Australia Defense

•	$60 million multiple-award contract for waterway design services for USACE Portland District

•	A$57 million single-award contract for naval facility resilience for Australia Defense

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Executive Management Comments

Dan Batrack, Chairman and CEO, commented, “Tetra Tech began fiscal 2026 with a strong first quarter as net revenue was up 8% and EPS up 17%. Subsequent to the first quarter, we announced two strategic acquisitions, further expanding our front-end consulting business for our defense clients. As expected, our margin increased by 80 basis points, with our higher margin front-end advisory and technical consulting business growing at a double-digit rate. With the promotion of Roger Argus to CEO effective after our annual shareholders meeting, I see continued progress toward achieving our 2030 vision and direction and the associated financial targets.”

Roger Argus, President and CEO-designate, stated, “We continued to see significant demand for our differentiated services in water, environment, and sustainable infrastructure across our global operations. During the quarter, we grew our government business with municipal water and defense clients, and on the commercial side, we saw an increase in power and transmission projects to support energy demand. As a result, we are increasing our guidance for 2026 and are well positioned to achieve our 2030 goals.”

Quarterly Dividend and Share Repurchase Program

On January 26, 2026, Tetra Tech’s Board of Directors approved the Company’s 47th consecutive quarterly dividend at an amount of $0.065 per share, a 12% increase year-over-year, payable on February 27, 2026, to stockholders of record as of February 12, 2026. In the first quarter, Tetra Tech repurchased $50 million of common stock. Additionally, as of December 28, 2025, the Company had $548 million remaining under its share repurchase programs.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For fiscal 2026, Tetra Tech is increasing the full year guidance for net revenue2 to range from $4.15 billion to $4.30 billion and adjusted EPS3 to range from $1.46 to $1.56. For the second quarter of fiscal 2026, Tetra Tech expects net revenue to range from $975 million to $1.025 billion and EPS to range from $0.30 to $0.33.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the first quarter of fiscal 2026 results through a link posted on the Company’s website at tetratech.com on January 29, 2026, at 8:00 a.m. (PT).

[2]	Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.
[3]	The only adjustments in our guidance for EPS are to exclude the gain on business disposition and contingent consideration in the first quarter of fiscal 2026.

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended
	December 28, 2025	December 29, 2024
Revenue	$1,210,663	$1,420,561
USAID/DOS	(56,374)	(283,905)
Revenue excl. USAID/DOS	$1,154,289	$1,136,656

Revenue	$1,210,663	$1,420,561
Subcontractor costs	(173,487)	(223,231)
Net revenue	$1,037,176	$1,197,330
USAID/DOS	(50,606)	(238,517)
Net revenue excl. USAID/DOS	$986,570	$958,813

Operating Income	$140,994	$22,526
Contingent consideration	(7,447)	(366)
Legal contingency	-	115,000
Adjusted Operating Income	$133,547	$137,160
USAID/DOS	(2,746)	(19,987)
Adjusted OI excl. USAID/DOS	$130,801	$117,173

EPS	$0.40	$0.00
Contingent consideration	(0.02)	-
Gain on business disposition	(0.03)	-
Legal contingency	-	0.35
Adjusted EPS	$0.35	$0.35
USAID/DOS	(0.01)	(0.06)
Adjusted EPS excl. USAID/DOS	$0.34	$0.29

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With more than 25,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth above in this release.

Tetra Tech, Inc.

Balance Sheet - Unaudited

(unaudited - in thousands, except par value)

	December 28,	September 28,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	269,448	167,459
Accounts receivable, net	1,082,417	1,158,928
Contract assets	140,429	138,232
Prepaid expenses and other current assets	112,145	98,768
Assets held-for-sale	-	57,502
Total current assets	1,604,439	1,620,889

Property and equipment, net	65,395	66,148
Right-of-use assets, operating leases	199,552	197,618
Goodwill	2,065,914	2,049,874
Intangible assets, net	113,567	121,160
Deferred tax assets	92,638	106,238
Other non-current assets	123,222	120,247
Total assets	4,264,727	4,282,174

Liabilities and Equity
Current liabilities:
Accounts payable	196,730	204,725
Accrued compensation	221,817	346,912
Contract liabilities	435,373	420,254
Short-term lease liabilities, operating leases	69,681	69,099
Current contingent earn-out liabilities	18,093	24,826
Liabilities held-for-sale	-	25,115
Other current liabilities	279,100	288,113
Total current liabilities	1,220,794	1,379,044

Deferred tax liabilities	20,171	21,333
Long-term debt	834,256	763,363
Long-term lease liabilities, operating leases	154,444	154,695
Non-current contingent earn-out liabilities	33,299	32,135
Other non-current liabilities	155,125	151,440
Total liabilities	2,418,089	2,502,010

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at December 28, 2025 and September 28, 2025	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 260,811 and 261,418 shares at December 28, 2025 and September 28, 2025, respectively	2,608	2,614
Accumulated other comprehensive loss	(76,356)	(95,777)
Retained earnings	1,919,840	1,872,948
Tetra Tech stockholders' equity	1,846,092	1,779,785
Noncontrolling interests	546	379
Total stockholders' equity	1,846,638	1,780,164
Total liabilities and stockholders' equity	4,264,727	4,282,174

Tetra Tech, Inc.

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended
	December 28,	December 29,
	2025	2024
Revenue	$1,210,663	$1,420,561
Subcontractor costs	(173,487)	(223,231)
Other costs of revenue	(816,805)	(975,853)
Gross profit	220,371	221,477
Selling, general and administrative expenses	(86,824)	(84,317)
Legal contingency costs	-	(115,000)
Contingent consideration - fair value adjustments	7,447	366
Income from operations	140,994	22,526
Interest expense, net	(7,128)	(7,218)
Other non-operating income	7,710	-
Income before income tax expense	141,576	15,308
Income tax expense	(36,354)	(14,530)
Net income	105,222	778
Net income attributable to noncontrolling interests	(194)	(31)
Net income attributable to Tetra Tech	$105,028	$747

Earnings per share attributable to Tetra Tech:
Basic	$0.40	$-
Diluted	$0.40	$-

Weighted-average common shares outstanding:
Basic	260,809	267,854
Diluted	262,731	271,886

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(unaudited - in thousands)

	Three Months Ended
	December 28,	December 29,
	2025	2024
Cash flows from operating activities:
Net income	$105,222	$778

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,996	16,063
Amortization of stock-based awards	8,182	8,142
Deferred income taxes	13,085	767
Provision for losses on accounts receivables	960	-
Gain on sale of divested business	(7,710)	-
Fair value adjustments to contingent consideration	(7,447)	(366)
Other non-cash items	861	1,141
Changes in operating assets and liabilities, net of effects of divestiture:
Accounts receivable and contract assets	79,945	(91,725)
Prepaid expenses and other assets	(17,927)	(26,186)
Accounts payable	(8,824)	44,194
Accrued compensation	(126,658)	(101,641)
Contract liabilities	13,213	27,527
Income taxes receivable/payable	2,450	(1,538)
Cash settled contingent earn-out liability	-	(2,720)
Other liabilities	2,919	138,627
Net cash provided by operating activities	72,267	13,063

Cash flows from investing activities:
Capital expenditures	(4,152)	(3,433)
Proceeds from divested business, net	41,612	-
Net cash provided by (used in) investing activities	37,460	(3,433)

Cash flows from financing activities:
Proceeds from borrowings	70,000	90,000
Repayments on long-term debt	-	(15,000)
Repurchases of common stock	(50,000)	(25,000)
Shares repurchased for tax withholdings on share-based awards	(11,864)	(13,307)
Payments of contingent earn-out liabilities	-	(145)
Stock options exercised	10	114
Dividends paid	(16,937)	(15,549)
Principal payments on finance leases	(2,083)	(1,719)
Net cash provided by (used in) financing activities	(10,874)	19,394

Effect of exchange rate changes on cash and cash equivalents	2,223	(13,609)

Net increase in cash and cash equivalents	101,076	15,415
Cash and cash equivalents at beginning of period	168,372	232,689
Cash and cash equivalents at end of period	$269,448	$248,104

Tetra Tech, Inc.

Regulation G Information

December 28, 2025

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Full Year	1st Qtr
Consolidated
Revenue	4,522.6	5,198.7	1,420.6	1,322.1	2,742.7	1,369.8	4,112.5	1,330.1	5,442.6	1,210.7
Subcontractor Costs	(771.5)	(876.8)	(223.3)	(218.4)	(441.7)	(216.8)	(658.5)	(166.8)	(825.3)	(173.5)
Net Revenue	3,751.1	4,321.9	1,197.3	1,103.7	2,301.0	1,153.0	3,454.0	1,163.3	4,617.3	1,037.2

GSG Segment
Revenue	2,300.7	2,624.2	791.4	698.9	1,490.2	709.4	2,199.6	628.9	2,828.6	525.5
Subcontractor Costs	(484.3)	(540.5)	(144.0)	(134.6)	(278.5)	(136.8)	(415.3)	(88.4)	(503.7)	(93.4)
Net Revenue	1,816.4	2,083.7	647.4	564.3	1,211.7	572.6	1,784.3	540.5	2,324.9	432.1

CIG Segment
Revenue	2,292.7	2,634.4	644.9	637.8	1,282.6	676.6	1,959.1	721.2	2,680.2	704.2
Subcontractor Costs	(358.0)	(396.2)	(94.9)	(98.3)	(193.2)	(96.1)	(289.4)	(98.3)	(387.7)	(99.1)
Net Revenue	1,934.7	2,238.2	550.0	539.5	1,089.4	580.5	1,669.7	622.9	2,292.5	605.1

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Full Year	1st Qtr

Net Income Attributable to Tetra Tech	273,420	333,382	747	5,388	6,135	113,844	119,979	127,745	247,724	105,028
Income Tax Expense	127,526	130,023	14,530	25,700	40,230	42,815	83,045	46,624	129,668	36,354
Interest Expense[1]	46,537	37,271	7,218	8,491	15,709	8,287	23,996	6,806	30,802	7,128
Depreciation	19,980	23,722	5,402	5,248	10,650	5,410	16,059	5,115	21,175	5,608
Amortization	41,226	49,955	10,660	8,629	19,289	8,287	27,577	9,524	37,101	8,387
FX Hedge Gain	(89,402)	-	-	-	-	-	-	-	-	-
Gain on sale of divested business	-	-	-	-	-	-	-	-	-	(7,710)
EBITDA	419,287	574,353	38,557	53,456	92,013	178,643	270,656	195,814	466,470	154,795

Contingent Consideration	12,255	2,541	(366)	(1,931)	(2,297)	(58)	(2,355)	(9,873)	(12,228)	(7,447)
Goodwill Impairment	-	-	-	92,416	92,416	-	92,416	-	92,416	-
Acquisition & Integration Expenses[2]	49,554	7,138	-	-	-	-	-	-	-	-
Legal Contingency Costs	-	-	115,000	-	115,000	-	115,000	-	115,000	-
Adjusted EBITDA	481,096	584,032	153,191	143,941	297,132	178,585	475,717	185,941	661,658	147,348

1 Includes write-off of deferred debt origination fees of $3.8M in fiscal 2023

2 Includes lease impairment charge of $16.4M in fiscal 2023